SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 23, 2017

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Sr. Vice President of Finance, Richard A. Dinkel, and Appointment of Julie Gosal Hoarau as Sr. Vice President of Finance

Effective September 23, 2017, Richard A. Dinkel resigned as Sr. Vice President of Finance of Evolving Systems, Inc. (“Company”). Mr. Dinkel will remain with the Company in a non-executive capacity through September 30, 2017, after which he will provide consulting services to the Company on a transitional basis under a Consulting Services Agreement. A copy of the Consulting Services Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Effective September 23, 2017, the Board of Directors appointed Julie Gosal Hoarau to Sr. Vice President of Finance and entered into an employment agreement with Mrs. Gosal Hoarau.

Mrs. Gosal Hoarau has over a decade of finance and accounting experience, an extensive background in financial planning, management and strategy, and a deep knowledge of the technology industry. She most recently served, from October 2012 to August 2017, as Director of Finance and Special Projects, and Product Owner, Commerce, for Shutterstock (NYSE: SSTK). Prior to this role, from April 2010 to October 2012, she served as VP, Finance and CFO at Scanbuy, Inc., a venture capital-backed developer of cloud-based mobile engagement solutions through QR codes. Earlier in her career, she held a number of financial accounting and business consulting positions at the accounting and tax services firm of KVB Partners. Mrs. Gosal Hoarau holds a CPA License and earned her Master of Science degree in Accounting (D.E.S.C.F) and a Bachelors in Business Administration (DUT GEA) from the University of Bordeaux.

Pursuant to the employment agreement, the Company and Mrs. Gosal Hoarau agreed to the following:

•                                          Mrs. Gosal Hoarau will receive annual base salary of $175,000 and be eligible for incentive compensation of up to 40% of her base compensation upon achievement of quarterly and annual incentive compensation targets established by Evolving Systems’ Board of Directors.

•                                          The Company agreed to award Mrs. Gosal Hoarau restricted stock for 7,500 shares of the Company’s common stock and stock options to purchase 50,000 shares of the Company’s common stock, vesting one-fourth on the one-year anniversary of the date of the grant and the balance vesting quarterly over a 3-year period. The stock awards will be made within 15 days of the commencement date of Mrs. Gosal Hoarau’s employment.

•                                          Mrs. Gosal Hoarau will be employed “at will.”

•                                          If the Company terminates Mrs. Gosal Hoarau’s employment for reasons other than cause or disability, or Mrs. Gosal Hoarau resigns for “Good Reason,” as defined in the employment agreement, the Company will pay Mrs. Gosal Hoarau severance equal to 6 months of her base salary (referred to in the employment agreement as “Base Severance”). The Company will also pay a proportionate amount of Mrs. Gosal Hoarau’s health and dental insurance premiums, based upon the same proportion the Company paid at the time Mrs. Gosal Hoarau’s employment was terminated, for a period of 6 months, or until Mrs. Gosal Hoarau obtains substitute insurance. Severance and insurance premium payments will be made in equal installments over the 6-month period, based upon the Company’s normal payroll practices.

•                                          In the event of the occurrence of a Change in Control, as defined in the employment agreement, 50% of Mrs. Gosal Hoarau’s then unvested stock options, stock appreciation rights, shares of restricted stock and any other unvested equity awards, if any, will vest.

In addition, in the event the Company terminates Mrs. Gosal Hoarau’s employment without Cause or Mrs. Gosal Hoarau resigns for Good Reason (each as defined in the employment agreement) within 180 days before or 365 days after a Change of Control, she will be entitled to receive Base Severance as well as additional severance (referred to in the employment agreement as “Enhanced Severance”) equal to 6 months of her base salary and 100% of her target incentive compensation in the year of termination.  She will also be entitled to be reimbursed for expenses incurred for tax advice, in an amount not to exceed $2,500, and her unvested stock options, shares of restricted stock and any other unvested equity awards will vest in full.

•                                          Mrs. Gosal Hoarau agreed that following termination of employment she will not compete with the Company (as defined in the employment agreement), or solicit or entice any employee of the Company to leave the employ of the Company or interfere with the Company’s relationship with a customer during the period of time that Base Severance is paid, or, in the case of a Change of Control, during the extended period of Enhanced Severance.

•                                          The Company also entered into the standard Indemnification Agreement approved by the Board of Directors for all officers and directors of the Company.

The full text of the employment agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K. The Company’s standard Indemnification Agreement was attached to the Company’s Current Report on Form 8-K filed on July 31, 2014.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits.  The following exhibits are filed with this report.

Exhibit No.	Description
10.1	Consulting Services Agreement dated October 1, 2017, entered into between Evolving Systems, Inc. and Richard A. Dinkel
10.2	Employment Agreement dated September 23, 2017, entered into between Evolving Systems, Inc. and Julie Gosal Hoarau

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Services Agreement dated October 1, 2017, entered into between Evolving Systems, Inc. and Richard A. Dinkel
10.2	Employment Agreement dated September 23, 2017, entered into between Evolving Systems, Inc. and Julie Gosal Hoarau

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 2017

Evolving Systems, Inc.

By:	/s/ JULIE GOSAL HOARAU
Julie Gosal Horau
Sr. Vice President of Finance